EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Arkanova Energy Corporation (the “Company”) hereby certify that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2012

By:	/s/ Pierre Mulacek
Pierre Mulacek
President, Chief Executive Officer, Secretary and
Treasurer
(Principal Executive Officer)

By:	/s/ Reginald Denny
Reginald Denny
Chief Financial Officer
(Principal Financial Officer and Principal Accounting
Officer)